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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): NOVEMBER 26, 2001



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)




          DELAWARE                       1-3473                   95-0862768
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



                300 CONCORD PLAZA DRIVE                        78216-6999
                  SAN ANTONIO, TEXAS                           (Zip Code)
       (Address of principal executive offices)




       Registrant's telephone number, including area code: (210) 828-8484


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1     Website Data.

                  99.2 Press Release issued on November 26, 2001 by Tesoro Petroleum Corporation.

ITEM 9. REGULATION FD DISCLOSURE

         Tesoro Petroleum Corporation ("Tesoro" or "the Company") is providing certain supplemental financial and operational data through the Company's website beginning on November 26, 2001. The Company's website is located at www.tesoropetroleum.com. This website data is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing is qualified by reference to the Press Release which is filed as
Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information provided may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. This information should be read in conjunction with Tesoro's filings with the Securities and Exchange Commission ("SEC"), as well as with other publicly-disclosed information, such as media releases and conference calls. The Company expects that updates to this information will be made through its periodic reports filed with the SEC and public releases; however, the Company undertakes no obligation to update any information contained on the website.

         Numerous important factors, including those factors identified as Risk Factors and Investment Considerations and Forward-Looking Statements in Tesoro's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other of the Company's filings with the Securities Exchange Commission, and the fact that the assumptions set forth in the website data could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 26, 2001


                                       TESORO PETROLEUM CORPORATION




                                       By:        /s/ Gregory A. Wright
                                          --------------------------------------
                                                    Gregory A. Wright
                                                  Senior Vice President
                                               and Chief Financial Officer



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
99.1              Website Data.

99.2              Press Release issued on November 26, 2001 by Tesoro Petroleum
                  Corporation.



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